UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

Commission File Number: 0-17821

ALLION HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	11-2962027
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY 11747

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 547-6520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01	Other Events

On January 31, 2006, Allion Healthcare, Inc. announced that, together with certain selling stockholders, it had completed the sale of 5,101,922 shares at the price of $12.83 per share, less an underwriting discount, for total gross proceeds of $61,857,488. The number of shares sold included 665,468 over-allotment shares sold by Allion Healthcare and 2,636,454 shares sold by certain selling stockholders. Allion Healthcare received total gross proceeds of $29,892,197 from the sale of its shares and did not receive any proceeds from the sale of shares by the selling stockholders. A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Allion Healthcare, Inc. dated January 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 31, 2006

Allion Healthcare, Inc.

By:	/s/ JAMES G. SPENCER
James G. Spencer
Chief Financial Officer,
Secretary and Treasurer